POWER OF ATTORNEY for Executing Forms 3, 4 and 5

        KNOW ALL MEN BY THESE PRESENTS,  that the undersigned hereby constitutes and  appoints  each of  Gregory  C.  Yadley,  Edward J.  Richardson  and Mark A.
Catchur, signing singly, his/her true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance  with Section  16(a) of the  Securities  Exchange Act of 1934 and the
rules  thereunder,  with respect to the  undersigned's  beneficial  ownership of securities of Oragenics, Inc. (the "Company");

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely  filing of such form with the  United  States
Securities and Exchange Commission and any other authority; and

        (3)     take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best interest of, or legally required by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain  such  terms and  conditions  as such  attorney-in-fact  may  approve in his/her discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  all  and  every  act  and  thing  whatsoever requisite,  necessary and proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully to all  intents  and  purposes  as such attorney-in-fact  might or could do if  personally  present,  with full power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or his/her  substitute or  substitutes,  shall lawfully do or cause to be done by virtue of this power of  attorney  and the rights and powers
herein   granted.    The   undersigned    acknowledges    that   the   foregoing
attorneys-in-fact,   in  serving  in  such   capacity  at  the  request  of  the
undersigned,  are not  assuming  any of the  undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of July, 2009.

                                        KOSKI FAMILY LIMITED PARTNERSHIP
                                        /s/ Christine L. Koski
                                        ----------------------------------------
                                        By: Christine L. Koski
                                        Its: Managing General Partner